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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 24, 2003


                              CENTRAL BANCORP, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)


         MASSACHUSETTS                0-25251                   04-3447594
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(State Or Other Jurisdiction        Commission                (IRS Employer
Of Incorporation)                   File Number)            Identification No.)



      399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS            02144
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          (Address Of Principal Executive Offices)            (Zip code)


       Registrant's telephone number, including area code: (617) 628-4000
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                                 NOT APPLICABLE
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          (Former Name Or Former Address, If Changed Since Last Report)




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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE
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     On July 24,  2003,  the Board of Directors of Central  Bancorp,  Inc.  (the
"Registrant") approved an amendment to the Company's Bylaws. For additional information, reference is made to the Registrant's Bylaws, as amended, which are attached hereto as Exhibit 3.2.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     The following exhibit is filed herewith:


     Exhibit No.           Description
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      Exhibit 3.2          Bylaws of Central Bancorp, Inc.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       CENTRAL BANCORP, INC.



Date: July 24, 2003                    /s/ John D. Doherty
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                                       John D. Doherty
                                       Chairman, President and Chief Executive
                                       Officer